Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended December 31, 2009

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2009

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended December 31, 2009 and December 31, 2008	4
Income Statement-Proportionate Consolidation Method-Twelve Months Ended December 31, 2009 and December 31, 2008	5
Net Operating Income-Three Months Ended December 31, 2009 and December 31, 2008	6
Net Operating Income-Twelve Months Ended December 31, 2009 and December 31, 2008	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution	9

Operating Statistics
Leasing Activity Summary	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rent Per Square Foot	12
Mall Occupancy-Owned GLA	13
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Summary	17
Property Information	18

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	21
Balance Sheet-Property Type	22
Investment in Real Estate	23
Property Redevelopment and Repositioning Summary	25
Development Property Summary	26
Capital Expenditures	27
Debt Analysis	28
Debt Schedule	29
Selected Debt Ratios	30

Shareholder Information	31
Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; the current economic downturn and its effect on PREIT’s existing and potential tenants and their ability to make and meet their obligations to PREIT; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from estimates or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of December 31, 2009, the Company’s 54 properties include 38 shopping malls, 13 strip and power centers, and three properties under development. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 34.6 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

First Quarter 2010	April 29, 2010

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrick Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Macquarie Capital	David Wigginton	(212) 231-6380

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 18, 2010 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

October 23, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

January 12, 2010 PREIT announced the opening of Whole Foods Market and Café at Plymouth Meeting Mall.

Financing activities:

March 11, 2010 PREIT announced it had refinanced its $500 million 2003 Credit Facility and $170 million senior unsecured 2008 Term Loan.

November 10, 2009 The Goldenberg Group and PREIT announce the refinance of Red Rose Commons in Lancaster, Pennsylvania.

Other activities:

February 26, 2010 PREIT scheduled its Fourth Quarter 2009 earnings call for Friday, March 12, 2010.

October 5, 2009 PREIT scheduled its Third Quarter 2009 earnings call for Wednesday, October 28, 2009.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008	2007
TRADING INFORMATION
High Price	$8.95	$19.86	$9.13	$29.70	$50.39
Low Price	$6.80	$2.21	$2.20	$2.21	$28.48
Average Daily Trading Volume	509,938	1,423,117	824,654	768,718	395,718

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	44,615	39,468	44,615	39,468	38,953
OP Units Outstanding	2,329	2,201	2,329	2,201	2,395

TOTAL Shares and OP Units Outstanding	46,944	41,669	46,944	41,669	41,348

Market Price (closing price at end of period)	$8.46	$7.45	$8.46	$7.45	$29.68

Equity Market Capitalization—Shares and OP Units	$397,148	$310,437	$397,148	$310,437	$1,227,216
DEBT CAPITALIZATION (1)
Unsecured Debt Balance (2) (3)	792,900	811,500	792,900	811,500	617,500
Secured Debt Balance	1,956,193	1,940,334	1,956,193	1,940,334	1,831,211

Debt Capitalization	2,749,093	2,751,834	2,749,093	2,751,834	2,448,711

TOTAL MARKET CAPITALIZATION	$3,146,241	$3,062,271	$3,146,241	$3,062,271	$3,675,927

Equity Capitalization/Total Market Capitalization	12.6%	10.1%	12.6%	10.1%	33.4%
Debt Capitalization/Total Market Capitalization	87.4%	89.9%	87.4%	89.9%	66.6%
Unsecured Debt Balance/Total Debt	28.8%	29.5%	28.8%	29.5%	25.2%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	$0.040	$0.564	$0.630	$2.254	$2.105
Capital Gain	0.110	—	0.110	—	—
Return of Capital/Non-Taxable	—	0.006	—	0.026	0.175

Distributions per share	$0.150	$0.570	$0.740	$2.280	$2.280

Annualized Dividend Yield (4)	7.1%	30.6%	8.7%	30.6%	7.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$77,147	$12,711	$77,147	$12,711	$33,227

2003 Credit Facility	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(486,000)	(400,000)	(486,000)	(400,000)	(330,000)
Letters of Credit	(3,030)	(6,428)	(3,030)	(6,428)	(16,686)

Available Credit Facility (5)	10,970	93,572	10,970	93,572	153,314

TOTAL	$88,117	$106,283	$88,117	$106,283	$186,541

Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgages.
(2)	The unsecured debt balance includes exchangeable notes payable of $136,900 as of December 31, 2009, $241,500 as of December 31, 2008, and $287,500 as of December 31, 2007.
(3)	The unsecured debt balance includes $170,000 in senior unsecured 2008 Term Loan as of December 31, 2009 and December 31, 2008, respectively.
(4)	Based on closing share price at the end of the period.
(5)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended December 31, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Three months ended December 31, 2009				Three months ended December 31, 2008
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP(2)	Share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:
Base rent	$79,653	$6,517	$239	$86,409	$79,160	$6,183	$1,176	$86,519
Expense reimbursements	36,041	2,584	33	38,658	35,893	2,475	326	38,694
Percentage rent	2,978	65	—	3,043	3,631	96	—	3,727
Lease termination revenue	518	—	—	518	1,496	—	—	1,496
Other real estate revenue	6,611	471	40	7,122	7,414	564	22	8,000
Interest and other income	943	—	—	943	835	—	—	835

Total revenue	126,744	9,637	312	136,693	128,429	9,318	1,524	139,271

EXPENSES:
Operating expenses:
CAM and real estate taxes	(38,620)	(2,176)	(104)	(40,900)	(36,087)	(2,068)	(360)	(38,515)
Utilities	(5,506)	(229)	(2)	(5,737)	(5,553)	(229)	(10)	(5,792)
Other operating expenses	(8,505)	(761)	(43)	(9,309)	(8,772)	(726)	(14)	(9,512)

Total operating expenses	(52,631)	(3,166)	(149)	(55,946)	(50,412)	(3,023)	(384)	(53,819)

Depreciation and amortization	(45,010)	(2,089)	(53)	(47,152)	(39,763)	(2,373)	(394)	(42,530)
Other expenses:
General and administrative expenses	(9,122)	—	—	(9,122)	(8,546)	—	—	(8,546)
Impairment of assets and abandoned project costs	(74,562)	—	—	(74,562)	(27,282)	—	—	(27,282)
Income taxes and other, net	49	—	—	49	(30)	—	—	(30)

Total other expenses	(83,635)	—	—	(83,635)	(35,858)	—	—	(35,858)

Interest expense, net (3)	(34,118)	(1,813)	(100)	(36,031)	(32,136)	(2,607)	—	(34,743)
Gain on extinguishment of debt	13,076	—	—	13,076	27,074	—	—	27,074

Total expenses	(202,318)	(7,068)	(302)	(209,688)	(131,095)	(8,003)	(778)	(139,876)

Loss before equity in income of partnerships and discontinued operations	(75,574)	2,569	10	(72,995)	(2,666)	1,315	746	(605)
Equity in income of partnerships	2,569	(2,569)	—	—	1,315	(1,315)	—	—
Gains on sales of real estate	2,657	—	—	2,657	—	—	—	—

Net loss from continuing operations	(70,348)	—	10	(70,338)	(1,351)	—	746	(605)
Discontinued operations:
Operating results from discontinued operations	10	—	(10)	—	746	—	(746)	—
Gains on sales of discontinued operations	6,106	—	—	6,106	—	—	—	—

Income from discontinued operations	6,116	—	(10)	6,106	746	—	(746)	—

Net loss	(64,232)	—	—	(64,232)	(605)	—	—	(605)
Less: net loss attributable to noncontrolling interests	3,138	—	—	3,138	(48)	—	—	(48)

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(61,094)	$—	$—	$(61,094)	$(653)	$—	$—	$(653)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $995 and $4,384 for the three months ended December 31, 2009 and December 31, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Twelve Months Ended December 31, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Twelve months ended December 31, 2009				Twelve months ended December 31, 2008
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP(2)	Share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:
Base rent	$298,185	$25,180	$3,586	$326,951	$295,608	$25,144	$4,679	$325,431
Expense reimbursements	137,759	10,179	953	148,891	138,331	10,113	1,305	149,749
Percentage rent	5,357	136	—	5,493	7,157	258	—	7,415
Lease termination revenue	2,154	120	—	2,274	4,114	—	—	4,114
Other real estate revenue	16,598	1,681	127	18,406	18,284	1,855	103	20,242
Interest and other income	3,035	—	—	3,035	4,499	—	—	4,499

Total revenue	463,088	37,296	4,666	505,050	467,993	37,370	6,087	511,450

EXPENSES:
Operating expenses:
CAM and real estate taxes	(141,758)	(8,199)	(1,072)	(151,029)	(133,943)	(7,983)	(1,349)	(143,275)
Utilities	(24,074)	(890)	(39)	(25,003)	(24,837)	(937)	(35)	(25,809)
Other operating expenses	(27,744)	(2,701)	(72)	(30,517)	(27,740)	(2,762)	(48)	(30,550)

Total operating expenses	(193,576)	(11,790)	(1,183)	(206,549)	(186,520)	(11,682)	(1,432)	(199,634)

Depreciation and amortization	(166,570)	(8,144)	(1,176)	(175,890)	(150,041)	(8,361)	(1,571)	(159,973)
Other expenses:
General and administrative expenses	(37,558)	—	—	(37,558)	(40,324)	—	—	(40,324)
Impairment of assets and abandoned project costs	(75,012)	—	—	(75,012)	(28,889)	—	—	(28,889)
Income taxes and other expenses	(169)	—	—	(169)	(237)	—	—	(237)

Total other expenses	(112,739)	—	—	(112,739)	(69,450)	—	—	(69,450)

Interest expense, net (3)	(133,460)	(7,260)	(104)	(140,824)	(115,013)	(10,274)	(535)	(125,822)
Gain on extinguishment of debt	27,047	—	—	27,047	27,074	—	—	27,074

Total expenses	(579,298)	(27,194)	(2,463)	(608,955)	(493,950)	(30,317)	(3,538)	(527,805)

Loss before equity in income of partnerships, gains on sales of real estate	(116,210)	10,102	2,203	(103,905)	(25,957)	7,053	2,549	(16,355)
Equity in income of partnerships	10,102	(10,102)	—	—	7,053	(7,053)	—	—
Gains on sales of real estate	4,311	—	—	4,311	—	—	—	—

Net loss from continuing operations	(101,797)	—	2,203	(99,594)	(18,904)	—	2,549	(16,355)
Discontinued operations
Operating results from discontinued operations	2,203	—	(2,203)	—	2,549	—	(2,549)	—
Gains on sales of discontinued operations	9,503	—		9,503	—	—	—	—

Income from discontinued operations	11,706	—	(2,203)	9,503	2,549	—	(2,549)	—

Net loss	(90,091)	—	—	(90,091)	(16,355)	—	—	(16,355)
Less: net loss attributable to noncontrolling interests	4,353	—	—	4,353	589	—	—	589

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(85,738)	$—	$—	$(85,738)	$(15,766)	$—	$—	$(15,766)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $5,522 and $15,968 for the twelve months ended December 31, 2009 and December 31, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended December 31, 2009 and 2008

(in thousands)

	Three months ended December 31, 2009				Three months ended December 31, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$84,691	$1,075	$643	$86,409	$84,497	$402	$1,620	$86,519
Expense reimbursements	38,427	188	43	38,658	38,267	90	337	38,694
Percentage rent	3,043	—	—	3,043	3,727	—	—	3,727
Lease termination revenue	518	—	—	518	1,496	—	—	1,496
Other real estate revenue	6,763	2	357	7,122	7,614	1	385	8,000

TOTAL REAL ESTATE REVENUE	133,442	1,265	1,043	135,750	135,601	493	2,342	138,436

Operating expenses:
CAM and real estate taxes	(40,185)	(248)	(467)	(40,900)	(37,677)	(78)	(760)	(38,515)
Utilities	(5,735)	—	(2)	(5,737)	(5,782)	(44)	34	(5,792)
Other operating expenses	(9,027)	(26)	(256)	(9,309)	(9,178)	—	(334)	(9,512)

TOTAL OPERATING EXPENSES	(54,947)	(274)	(725)	(55,946)	(52,637)	(122)	(1,060)	(53,819)

NET OPERATING INCOME	$78,495	$991	$318	$79,804	$82,964	$371	$1,282	$84,617

	Three months ended December 31, 2009			Three months ended December 31, 2008
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$77,769	$6,922	$84,691	$77,901	$6,596	$84,497
Expense reimbursements	36,751	1,676	38,427	36,863	1,404	38,267
Percentage rent	3,034	9	3,043	3,661	66	3,727
Lease termination revenue	518	—	518	1,496	—	1,496
Other real estate revenue	6,709	54	6,763	7,575	39	7,614

TOTAL REAL ESTATE REVENUE	124,781	8,661	133,442	127,496	8,105	135,601

Operating expenses:
CAM and real estate taxes	(38,407)	(1,778)	(40,185)	(36,230)	(1,447)	(37,677)
Utilities	(5,672)	(63)	(5,735)	(5,718)	(64)	(5,782)
Other operating expenses	(8,759)	(268)	(9,027)	(8,824)	(354)	(9,178)

TOTAL OPERATING EXPENSES	(52,838)	(2,109)	(54,947)	(50,772)	(1,865)	(52,637)

NET OPERATING INCOME	$71,943	$6,552	$78,495	$76,724	$6,240	$82,964

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Twelve Months Ended December 31, 2009 and 2008

(in thousands)

	Twelve months ended December 31, 2009				Twelve months ended December 31, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$318,195	$3,468	$5,288	$326,951	$318,654	$402	$6,375	$325,431
Expense reimbursements	147,080	808	1,003	148,891	148,300	90	1,359	149,749
Percentage rent	5,493	—	—	5,493	7,384	—	31	7,415
Lease termination revenue	2,274	—	—	2,274	4,114	—	—	4,114
Other real estate revenue	17,542	8	856	18,406	19,321	1	920	20,242

TOTAL REAL ESTATE REVENUE	490,584	4,284	7,147	502,015	497,773	493	8,685	506,951

Operating expenses:
CAM and real estate taxes	(147,502)	(1,005)	(2,522)	(151,029)	(140,362)	(78)	(2,835)	(143,275)
Utilities	(24,964)	—	(39)	(25,003)	(25,774)	—	(35)	(25,809)
Other operating expenses	(30,023)	(91)	(403)	(30,517)	(30,212)	(44)	(294)	(30,550)

TOTAL OPERATING EXPENSES	(202,489)	(1,096)	(2,964)	(206,549)	(196,348)	(122)	(3,164)	(199,634)

NET OPERATING INCOME	$288,095	$3,188	$4,183	$295,466	$301,425	$371	$5,521	$307,317

	Twelve months ended December 31, 2009			Twelve months ended December 31, 2008
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$290,182	$28,013	$318,195	$290,341	$28,313	$318,654
Expense reimbursements	140,767	6,313	147,080	142,499	5,801	148,300
Percentage rent	5,410	83	5,493	7,181	203	7,384
Lease termination revenue	2,274	—	2,274	4,114	—	4,114
Other real estate revenue	17,321	221	17,542	19,195	126	19,321

TOTAL REAL ESTATE REVENUE	455,954	34,630	490,584	463,330	34,443	497,773

Operating expenses:
CAM and real estate taxes	(140,827)	(6,675)	(147,502)	(134,830)	(5,532)	(140,362)
Utilities	(24,710)	(254)	(24,964)	(25,500)	(274)	(25,774)
Other operating expenses	(29,046)	(977)	(30,023)	(29,122)	(1,090)	(30,212)

TOTAL OPERATING EXPENSES	(194,583)	(7,906)	(202,489)	(189,452)	(6,896)	(196,348)

NET OPERATING INCOME	$261,371	$26,724	$288,095	$273,878	$27,547	$301,425

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008 (1)	2009	2008 (1)
Net loss from continuing operations	$(70,348)	$(1,351)	$(101,797)	$(18,904)
Noncontrolling interest	2,970	(50)	4,114	540
Dividends on unvested restricted shares	(162)	(304)	(797)	(1,222)

Net loss from continuing operations used to calculate earnings per share - basic and diluted	$(67,540)	$(1,705)	$(98,480)	$(19,586)

Income from discontinued operations	$6,116	$746	$11,706	$2,549
Noncontrolling interest in discontinued operations	168	2	238	49

Income from discontinued operations used to calculate earnings per share - basic and diluted	$6,284	$748	$11,944	$2,598

Basic loss per share
Loss from continuing operations	$(1.55)	$(0.04)	$(2.40)	$(0.50)
Income from discontinued operations	0.14	0.02	0.29	0.07

	$(1.41)	$(0.02)	$(2.11)	$(0.43)

Diluted loss per share
Loss from continuing operations	$(1.55)	$(0.04)	$(2.40)	$(0.50)
Income from discontinued operations	0.14	0.02	0.29	0.07

	$(1.41)	$(0.02)	$(2.11)	$(0.43)

Weighted average of common shares outstanding	44,434	39,415	41,894	39,334

Weighted average of unvested restricted shares	(1,077)	(533)	(941)	(527)

Weighted average shares outstanding - basic	43,357	38,882	40,953	38,807

Weighted average effect of common share equivalents (2)	—	—	—	—

Total weighted average shares outstanding - diluted	43,357	38,882	40,953	38,807

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)

For all periods presented, there are net losses, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods because it would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008 (1)	2009	2008 (1)
FUNDS FROM OPERATIONS (FFO)
Net loss	$(64,232)	$(605)	$(90,091)	$(16,355)
Gains on sales of interest in real estate	—	—	(923)	—
Gains on sales of discontinued operations	(6,106)	—	(9,503)	—
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	44,362	39,129	164,284	147,435
Unconsolidated partnerships	2,089	2,373	8,144	8,361
Discontinued operations	53	394	1,176	1,571

FFO	$(23,834)	$41,291	$73,087	$141,012

Impairment of assets	74,184	27,592	74,254	27,592
Gain on extinguishment of debt	(13,076)	(27,074)	(27,047)	(27,074)

FFO AS ADJUSTED	$37,274	$41,809	$120,294	$141,530

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$(23,834)	$41,291	$73,087	$141,012
Adjustments:
Straight line rent	(48)	318	(1,276)	(2,016)
Recurring capital expenditures	(8,032)	(6,147)	(16,495)	(16,833)
Tenant allowances	(3,750)	(3,366)	(11,312)	(15,520)
Capitalized leasing costs	(1,191)	(1,341)	(4,341)	(5,313)
Amortization of debt premium	(295)	(596)	(1,283)	(9,794)
Amortization of above- and below-market lease intangibles	110	(11)	(394)	344
Amortization of exchangeable notes debt discount	642	889	2,817	3,485
Impairment of assets	74,184	27,592	74,254	27,592
Gain on extinguishment of debt	(13,076)	(27,074)	(27,047)	(27,074)

FAD	$24,710	$31,555	$88,010	$95,883

Weighted average of common shares outstanding	43,357	38,882	40,953	38,807

Weighted average of OP Units outstanding	2,329	2,228	2,268	2,236

Weighted average effect of common share equivalents	49	—	12	14

Total weighted average shares outstanding, including OP Units	45,735	41,110	43,233	41,057

Net loss per diluted share	$(1.41)	$(0.02)	$(2.11)	$(0.43)

FFO per diluted share	$(0.52)	$1.00	$1.69	$3.43
FFO per diluted share, as adjusted	$0.81	$1.02	$2.78	$3.45
FAD per diluted share	$0.54	$0.77	$2.04	$2.34

Dividend per common share	$0.15	$0.57	$0.74	$2.28

PAYOUT RATIOS

Payout Ratio of FFO			43.8%	66.4%

Payout Ratio of FFO as adjusted			26.6%	66.1%

Payout Ratio of FAD			36.4%	97.6%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania Real Estate Investment Trust

2009 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements
	Number	GLA	Previous	New	Dollar	Percentage	psf (1)
New Leases - Previously Leased Space:

1st Quarter	18	59,174	$21.12	$26.32	$5.20	24.6%	$3.09
2nd Quarter	14	47,076	32.74	43.86	11.12	34.0%	3.96
3rd Quarter	23	154,279	22.40	17.97	(4.43)	-19.8%	2.40
4th Quarter	23	56,921	30.62	23.35	(7.27)	-23.8%	1.32

Total/Average	78	317,450	$25.17	$24.33	$(0.84)	-3.3%	$2.57

New Leases - Previously Vacant Space: (2)

1st Quarter	14	33,995	N/A	$32.18	$32.18	N/A	$5.84
2nd Quarter	17	89,159	N/A	22.91	22.91	N/A	1.42
3rd Quarter	19	143,617	N/A	18.20	18.20	N/A	2.09
4th Quarter	29	78,940	N/A	19.62	19.62	N/A	0.67

Total/Average	79	345,711	N/A	$21.11	$21.11	N/A	$1.96

Renewal: (3)

1st Quarter	139	376,497	$25.92	$26.42	$0.50	1.9%	$0.06
2nd Quarter	56	161,913	24.32	24.86	0.54	2.2%	0.31
3rd Quarter	86	304,513	19.70	19.35	(0.35)	-1.8%	—
4th Quarter	68	180,503	22.35	21.24	(1.11)	-5.0%	0.11

Total/Average	349	1,023,426	$23.18	$23.15	$(0.03)	-0.1%	$0.09

Anchor Renewal:

1st Quarter	2	251,476	$2.06	$2.06	$—	0.0%	$—
2nd Quarter	4	503,349	2.67	2.57	(0.10)	-3.7%	—
3rd Quarter	2	480,041	3.15	3.15	—	0.0%	—
4th Quarter	0	—	—	—	—	0.0%	—

Total/Average	8	1,234,866	$2.73	$2.69	$(0.04)	-1.5%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	December 31, 2009			December 31, 2008			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$32.49	89.5%	84.5%	$31.14	89.7%	86.7%	4.3%	-0.2%	-2.2%
Strip and Power Centers weighted average	$16.01	91.5%	88.0%	$16.19	97.3%	95.4%	-1.1%	-5.8%	-7.4%
Retail Portfolio weighted average	$28.34	89.8%	85.1%	$27.69	90.7%	88.0%	2.4%	-0.9%	-2.9%

Consolidated Properties	$29.61	89.7%	84.7%	$28.90	90.3%	87.3%	2.4%	-0.6%	-2.6%
Unconsolidated Properties	$23.55	90.7%	87.6%	$22.81	94.3%	91.9%	3.3%	-3.6%	-4.3%
Same Properties	$28.63	89.6%	84.9%	$27.75	90.6%	88.0%	3.1%	-1.0%	-3.1%
New Properties	$15.14	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.77/sq ft as of December 31, 2009 and $13.87/sq ft as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		December 31, 2009			December 31, 2008			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	24.9%
Jacksonville Mall		$32.65	$493	9.6%	$31.12	$471	9.6%	4.9%	4.7%	0.0%
Lehigh Valley Mall		43.76	474	13.3%	40.47	473	12.8%	8.1%	0.2%	0.5%
Cherry Hill Mall		47.22	446	15.4%	43.20	420	16.0%	9.3%	6.2%	-0.6%
Woodland Mall		44.36	438	14.8%	42.43	456	14.9%	4.6%	-3.9%	-0.1%
Patrick Henry Mall		38.81	416	13.2%	36.94	441	11.6%	5.1%	-5.7%	1.6%

Sales per square foot between $350 - $400	19.7%
Willow Grove Park(3)(4)		43.73	390	15.8%	42.33	412	14.7%	3.3%	-5.3%	1.1%
Moorestown Mall		35.80	385	15.0%	35.16	416	13.7%	1.8%	-7.5%	1.3%
The Mall at Prince Georges		35.89	376	15.2%	35.34	389	14.0%	1.5%	-3.3%	1.2%
Viewmont Mall		30.25	359	12.8%	30.54	373	12.5%	-0.9%	-3.8%	0.3%
Wyoming Valley Mall		31.33	351	12.8%	30.20	351	12.2%	3.7%	0.0%	0.6%

Sales per square foot between $300 - $349	25.7%
The Gallery at Market East(3)(4)		37.64	349	13.9%	36.28	377	13.5%	3.8%	-7.4%	0.4%
Dartmouth Mall		29.80	348	11.9%	28.50	358	12.2%	4.6%	-2.8%	-0.3%
Valley View Mall		31.66	346	12.6%	29.80	359	12.0%	6.3%	-3.6%	0.6%
Capital City Mall		32.64	345	11.9%	32.62	367	11.2%	0.0%	-6.0%	0.7%
Springfield Mall(3)		33.30	327	16.4%	31.44	361	15.0%	5.9%	-9.4%	1.4%
Francis Scott Key Mall		25.98	320	12.1%	26.49	339	10.9%	-1.9%	-5.6%	1.2%
Exton Square Mall		38.14	315	15.6%	37.29	343	15.3%	2.3%	-8.2%	0.3%
Valley Mall		25.51	309	13.0%	24.76	311	12.9%	3.0%	-0.6%	0.1%
Magnolia Mall		26.19	302	13.7%	25.21	301	13.1%	3.9%	0.3%	0.6%

Sales per square foot under $300	29.8%
Crossroads Mall		22.28	298	9.7%	20.98	282	9.0%	6.2%	5.7%	0.7%
Logan Valley Mall		26.29	298	12.4%	25.79	294	12.6%	2.0%	1.4%	-0.2%
Cumberland Mall(3)		27.66	294	13.7%	27.67	303	12.2%	-0.1%	-3.0%	1.5%
Nittany Mall		22.85	283	10.9%	22.68	287	10.9%	0.8%	-1.4%	0.0%
Wiregrass Commons Mall(3)		26.75	282	11.1%	24.80	270	11.5%	7.8%	4.4%	-0.4%
Uniontown Mall		22.50	279	11.1%	21.82	266	10.9%	3.1%	4.9%	0.2%
Palmer Park Mall		25.71	278	12.3%	24.24	300	11.9%	6.1%	-7.3%	0.4%
North Hanover Mall		26.53	272	12.8%	23.21	274	12.4%	14.3%	-0.7%	0.4%
New River Valley Mall		25.90	260	9.9%	24.36	262	10.6%	6.3%	-0.8%	-0.7%
Gadsden Mall		20.58	251	11.8%	24.19	272	11.0%	-14.9%	-7.7%	0.8%
Beaver Valley Mall		22.77	249	14.8%	24.08	257	14.4%	-5.4%	-3.1%	0.4%
Plymouth Meeting Mall		34.62	245	13.0%	31.89	256	12.8%	8.5%	-4.3%	0.2%
South Mall		24.48	244	12.9%	24.09	276	12.1%	1.6%	-11.6%	0.8%
Lycoming Mall		20.58	241	11.9%	20.67	252	11.9%	-0.4%	-4.4%	0.0%
Washington Crown Center		21.40	240	12.2%	21.95	264	12.6%	-2.5%	-9.1%	-0.4%
Orlando Fashion Square		35.06	228	18.0%	35.31	249	17.6%	-0.7%	-8.4%	0.4%
Chambersburg Mall		28.54	225	11.0%	26.22	240	10.7%	8.8%	-6.3%	0.3%
Phillipsburg Mall		25.24	223	13.2%	25.71	248	13.7%	-1.8%	-10.1%	-0.5%
Voorhees Town Center		33.64	203	12.0%	31.05	199	9.8%	8.4%	2.0%	2.2%

Enclosed Malls weighted average		$32.49	$334	13.4%	$31.14	$342	13.0%	4.3%	-2.3%	0.4%

Consolidated Properties		$31.77	$325	13.3%	$30.61	$333	12.9%	3.8%	-2.4%	0.4%
Unconsolidated Properties		$40.20	$425	14.1%	$37.26	$435	13.4%	7.9%	-2.3%	0.7%
Same Properties		$32.49	$334	13.4%	$31.14	$342	13.0%	4.3%	-2.2%	0.4%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of December 31, 2008.
(4)	Property contains a vacant anchor space as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	December 31, 2009		December 31, 2008		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	88.7%	75.8%	93.4%	85.9%	-4.7%	-10.1%
Capital City Mall	98.1%	96.8%	98.3%	97.1%	-0.2%	-0.3%
Chambersburg Mall	83.2%	64.1%	83.7%	65.3%	-0.5%	-1.2%
Cherry Hill Mall	94.6%	93.5%	90.0%	90.0%	4.6%	3.5%
Crossroads Mall	86.1%	67.9%	88.7%	73.8%	-2.6%	-5.9%
Cumberland Mall (1)	92.5%	87.6%	82.0%	94.7%	10.5%	-7.1%
Dartmouth Mall	91.7%	86.4%	97.4%	95.7%	-5.7%	-9.3%
Exton Square Mall	90.7%	79.5%	92.6%	83.8%	-1.9%	-4.3%
Francis Scott Key Mall (1)	97.5%	95.2%	93.2%	87.1%	4.3%	8.1%
Gadsden Mall	92.3%	80.9%	91.3%	78.4%	1.0%	2.5%
The Gallery at Market East (2)	59.4%	73.3%	52.6%	81.0%	6.8%	-7.7%
Jacksonville Mall	97.9%	95.8%	98.2%	96.5%	-0.3%	-0.7%
Lehigh Valley Mall	94.0%	91.7%	93.2%	90.7%	0.8%	1.0%
Logan Valley Mall	95.1%	88.2%	96.7%	92.1%	-1.6%	-3.9%
Lycoming Mall	96.2%	92.9%	97.2%	94.8%	-1.0%	-1.9%
Magnolia Mall	96.1%	91.1%	97.1%	93.5%	-1.0%	-2.4%
Moorestown Mall	90.0%	77.6%	89.4%	76.3%	0.6%	1.3%
New River Valley Mall	95.9%	93.1%	97.1%	95.1%	-1.2%	-2.0%
Nittany Mall	91.6%	82.9%	94.3%	88.4%	-2.7%	-5.5%
North Hanover Mall	89.6%	75.2%	92.6%	83.0%	-3.0%	-7.8%
Orlando Fashion Square	86.3%	70.9%	91.0%	80.8%	-4.7%	-9.9%
Palmer Park Mall	95.7%	86.3%	96.7%	89.5%	-1.0%	-3.2%
Patrick Henry Mall	97.2%	94.6%	97.2%	94.5%	0.0%	0.1%
Phillipsburg Mall	90.4%	77.9%	91.4%	80.2%	-1.0%	-2.3%
Plymouth Meeting Mall	85.9%	78.4%	82.4%	75.1%	3.5%	3.3%
The Mall at Prince Georges	96.1%	91.7%	96.7%	93.1%	-0.6%	-1.4%
South Mall	90.4%	85.3%	91.3%	83.7%	-0.9%	1.6%
Springfield Mall	85.0%	85.0%	86.7%	86.7%	-1.7%	-1.7%
Uniontown Mall	91.9%	79.5%	94.2%	85.3%	-2.3%	-5.8%
Valley Mall	96.8%	94.5%	98.2%	96.9%	-1.4%	-2.4%
Valley View Mall	92.3%	89.3%	93.2%	90.5%	-0.9%	-1.2%
Viewmont Mall	97.8%	94.2%	97.9%	94.4%	-0.1%	-0.2%
Voorhees Town Center	63.8%	63.3%	64.9%	64.3%	-1.1%	-1.0%
Washington Crown Center	83.3%	69.2%	85.5%	73.3%	-2.2%	-4.1%
Willow Grove Park (3)	69.1%	92.6%	70.1%	94.9%	-1.0%	-2.3%
Wiregrass Commons Mall (1)	85.4%	78.8%	57.9%	83.7%	27.5%	-4.9%
Woodland Mall	86.2%	86.2%	90.3%	88.6%	-4.1%	-2.4%
Wyoming Valley Mall	93.4%	81.2%	91.4%	75.5%	2.0%	5.7%

Enclosed Malls weighted average	89.5%	84.5%	89.7%	86.7%	-0.2%	-2.2%

Consolidated Properties	89.4%	84.2%	89.6%	86.5%	-0.2%	-2.3%
Unconsolidated Properties	92.0%	89.9%	91.8%	89.6%	0.2%	0.3%
Same Properties	89.5%	84.5%	89.7%	86.7%	-0.2%	-2.2%

(1)	The total occupancy percentages for these properties include the former Value City store locations that were vacant as of December 31, 2008.
(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.4% and 51.5% of the owned mall GLA as of December 31, 2009 and December 31, 2008, respectively.

(3)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant. This vacant department store represents 27.6% and 27.7% of the owned mall GLA as of December 31, 2009 and December 31, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	December 31, 2009			December 31, 2008			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$21.94	88.1%	67.7%	$20.53	98.8%	96.8%	6.9%	-10.7%	-29.1%
Creekview Center	15.16	100.0%	100.0%	15.16	100.0%	100.0%	0.0%	0.0%	0.0%
The Commons at Magnolia	12.09	63.2%	82.8%	14.71	95.6%	91.6%	-17.8%	-32.4%	-8.8%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	13.47	100.0%	100.0%	16.77	100.0%	100.0%	-19.7%	0.0%	0.0%
New River Valley Center	14.37	100.0%	100.0%	14.32	100.0%	100.0%	0.3%	0.0%	0.0%
The Court at Oxford Valley	16.16	91.3%	90.0%	16.43	98.3%	97.2%	-1.6%	-7.0%	-7.2%
Paxton Towne Centre	16.04	90.8%	86.1%	15.92	100.0%	100.0%	0.8%	-9.2%	-13.9%
Pitney Road Plaza	19.75	100.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Red Rose Commons	14.16	72.5%	72.5%	14.24	99.9%	99.9%	-0.6%	-27.4%	-27.4%
Springfield Park	20.90	98.2%	94.9%	21.79	90.9%	73.5%	-4.1%	7.3%	21.4%
Sunrise Plaza	14.70	97.6%	77.8%	20.65	98.1%	36.6%	-28.8%	-0.5%	41.2%
Whitehall Mall	11.29	86.6%	71.5%	11.96	88.5%	75.7%	-5.6%	-1.9%	-4.2%

Weighted Average	$16.01	91.5%	88.0%	$16.19	97.3%	95.4%	-1.1%	-5.8%	-7.4%

Consolidated Properties	$15.67	93.1%	90.4%	$16.07	99.2%	98.4%	-2.5%	-6.1%	-8.0%
Unconsolidated Properties	$16.25	89.9%	86.3%	$16.26	95.6%	93.4%	-0.1%	-5.7%	-7.1%
Same Properties	$16.09	90.5%	87.0%	$16.17	97.1%	95.3%	-0.5%	-6.6%	-8.3%
New Properties	$15.14	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	47	604,050	4	33,316	51	637,366	$13,128	$12,076	4.11%
Foot Locker, Inc.	69	347,408	5	16,633	74	364,041	8,610	8,072	2.75%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,593	7,593	2.58%
Limited Brands, Inc.	59	282,522	13	40,012	72	322,534	7,620	7,174	2.44%
American Eagle Outfitters, Inc.	41	221,636	1	5,013	42	226,649	6,706	6,404	2.18%
Zale Corporation	76	59,844	0	—	76	59,844	5,631	5,308	1.81%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.80%
Sterling Jewelers, Inc.	43	65,966	0	—	43	65,966	4,933	4,765	1.62%
Dick’s Sporting Goods, Inc.	9	422,794	1	50,484	10	473,278	5,269	4,495	1.53%
Best Buy Co., Inc.	12	282,316	0	—	12	282,316	5,086	4,090	1.39%
Luxottica Group S.p.A.	52	125,345	0	—	52	125,345	4,339	4,022	1.37%
Golden Gate Capital (4)	15	133,715	3	21,742	18	155,457	4,013	3,623	1.23%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	3,944	3,570	1.22%
Regis Corporation	96	118,193	2	3,006	98	121,199	3,666	3,534	1.20%
Hallmark Cards, Inc.	39	152,194	7	28,358	46	180,552	3,419	3,252	1.11%
Genesco, Inc.	58	75,257	2	1,782	60	77,039	3,323	3,189	1.09%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,085	3,085	1.05%
Aeropostale, Inc.	33	115,280	1	3,891	34	119,171	3,195	3,031	1.03%
Transworld Entertainment Corp.	30	137,813	3	13,026	33	150,839	3,175	2,988	1.02%
Pacific Sunwear, Inc.	30	111,027	3	10,353	33	121,380	3,076	2,922	0.99%

Total Top 20 Tenants	779	8,787,463	56	1,932,720	835	10,720,183	$105,256	$98,495	33.52%

Total Retail Leases					3,213			$293,798	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of December 31, 2009

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2009 and Prior	136	328,811	2.7%	$8,790	$8,494	3.0%	$26.73
2010	446	1,462,726	11.9%	32,127	30,385	10.6%	21.96
2011	601	1,927,815	15.7%	48,551	44,365	15.5%	25.18
2012	395	1,346,438	11.0%	36,090	33,256	11.7%	26.80
2013	281	939,372	7.6%	22,656	21,171	7.4%	24.12
2014	216	759,179	6.2%	19,435	17,566	6.2%	25.60
2015	185	939,537	7.6%	22,841	20,575	7.2%	24.31
2016	219	924,038	7.5%	26,715	24,264	8.5%	28.91
2017	189	813,997	6.6%	22,675	21,011	7.4%	27.86
2018	201	1,003,135	8.2%	26,370	24,644	8.6%	26.29
2019	134	680,586	5.5%	19,344	18,453	6.5%	28.42
Thereafter	91	1,167,266	9.5%	22,113	21,165	7.4%	18.94

Total/Average	3,094	12,292,900	100.0%	$307,707	$285,349	100.0%	$25.03

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2010	12	1,033,912	8.8%	$3,008	$3,008	7.0%	2.91
2011	21	1,780,784	15.1%	5,272	4,622	10.7%	2.96
2012	8	859,686	7.3%	1,831	1,794	4.2%	2.13
2013	13	1,066,587	9.0%	4,391	4,391	10.2%	4.12
2014	14	1,483,236	12.6%	4,027	3,565	8.3%	2.72
2015	9	889,288	7.5%	2,803	2,803	6.5%	3.15
2016	3	455,432	3.9%	863	863	2.0%	1.89
2017	4	381,158	3.2%	2,058	1,695	3.9%	5.40
2018	6	777,965	6.6%	4,064	4,064	9.4%	5.22
2019	9	868,994	7.4%	2,944	2,944	6.8%	3.39
Thereafter	20	2,216,531	18.7%	13,923	13,259	30.8%	6.28

Total/Average	119	11,813,573	100.0%	$45,184	$43,008	100.0%	$3.82

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of December 31, 2009

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	445,541	956,808	204,770	1,161,578
Capital City Mall	204,301	284,610	488,911	120,000	608,911
Chambersburg Mall	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	138,000	660,014	798,014	478,885	1,276,899
Crossroads Mall	254,211	194,524	448,735	—	448,735
Cumberland Mall	264,348	403,779	668,127	273,230	941,357
Dartmouth Mall	208,460	322,461	530,921	140,000	670,921
Exton Square Mall	440,301	369,093	809,394	277,468	1,086,862
Francis Scott Key Mall	269,708	297,184	566,892	139,333	706,225
Gadsden Mall	300,960	202,666	503,626	—	503,626
The Gallery at Market East (1)	682,205	397,793	1,079,998	—	1,079,998
Jacksonville Mall	242,115	247,356	489,471	—	489,471
Lehigh Valley Mall	212,000	573,367	785,367	371,986	1,157,353
Logan Valley Mall	454,387	323,998	778,385	—	778,385
Lycoming Mall	333,413	381,805	715,218	120,000	835,218
Magnolia Mall	343,118	273,317	616,435	—	616,435
Moorestown Mall	408,356	329,914	738,270	321,200	1,059,470
New River Valley Mall	175,306	265,757	441,063	—	441,063
Nittany Mall	221,462	215,698	437,160	95,000	532,160
North Hanover Mall	206,792	149,699	356,491	—	356,491
Orlando Fashion Square	491,999	438,076	930,075	155,576	1,085,651
Palmer Park Mall	314,235	143,467	457,702	—	457,702
Patrick Henry Mall	279,619	294,711	574,330	140,000	714,330
Phillipsburg Mall	326,552	252,373	578,925	—	578,925
Plymouth Meeting Mall	253,429	471,530	724,959	214,635	939,594
The Mall at Prince Georges	479,619	430,971	910,590	—	910,590
South Mall	139,691	265,508	405,199	—	405,199
Springfield Mall	—	222,099	222,099	387,899	609,998
Uniontown Mall	421,378	276,633	698,011	—	698,011
Valley Mall	280,549	393,110	673,659	243,400	917,059
Valley View Mall	96,357	247,202	343,559	254,596	598,155
Viewmont Mall	386,262	240,932	627,194	120,000	747,194
Voorhees Town Center	4,404	276,210	280,614	396,783	677,397
Washington Crown Center	245,401	290,621	536,022	140,095	676,117
Willow Grove Park	443,430	346,869	790,299	413,121	1,203,420
Wiregrass Commons	94,686	211,716	306,402	332,152	638,554
Woodland Mall	—	433,464	433,464	725,187	1,158,651
Wyoming Valley Mall	592,110	319,917	912,027	—	912,027

Total Malls (38 properties)	10,962,121	12,106,645	23,068,766	6,065,316	29,134,082

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview Center	—	136,086	136,086	288,916	425,002
The Commons at Magnolia	50,571	57,764	108,335	126,200	234,535
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Monroe Marketplace	195,549	127,219	322,768	126,842	449,610
New River Valley Center	—	164,663	164,663	—	164,663
The Court at Oxford Valley	59,620	397,283	456,903	247,623	704,526
Paxton Towne Centre	151,627	292,833	444,460	273,058	717,518
Pitney Road Plaza	—	45,915	45,915	137,933	183,848
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	45,272	128,811	145,669	274,480
Sunrise Plaza	226,772	27,488	254,260	—	254,260
Whitehall Mall	294,635	262,866	557,501	—	557,501

Total Strip and Power Centers (13 properties)	1,320,312	2,342,712	3,663,024	1,846,560	5,509,584

CONSOLIDATED PROPERTIES	11,565,454	12,274,742	23,840,196	6,258,380	30,098,576
UNCONSOLIDATED PROPERTIES	716,979	2,174,615	2,891,594	1,653,496	4,545,090
TOTAL PROPERTIES	12,282,433	14,449,357	26,731,790	7,911,876	34,643,666

(1)	Includes 328,390 sf of anchor space subject to redevelopment plans.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2009

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 3/31/24

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/14 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 10/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/11 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk JCPenney Sears	5/31/18 8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/11 1/31/17 1/31/19 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods JCPenney Sears	9/30/17 1/31/11 1/31/13 1/31/18 3/31/12 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/28/10

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/15 3/31/10 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/28/11 10/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/10 3/31/10 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/15 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory JCPenney	1/31/37 1/31/20 (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble JCPenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
POWER CENTERS

Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Dick’s Sporting Goods Giant Food Store Kohl’s Target	1/31/19 10/31/18 1/31/19 10/31/28 1/31/29 (1)
New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/18 11/30/17
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/11 (1) 4/30/11 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20
Pitney Road Plaza Lancaster, PA	100%	2008	2009	Best Buy Lowe’s	1/31/20 (1)

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot Kohl’s Staples	1/31/38 10/31/28 2/28/19
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/11
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	December 31, 2009			December 31, 2008
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,459,745	$208,319	$3,668,064	$3,287,232	$206,054	$3,493,286
Construction in progress	215,231	1,566	216,797	411,479	2,495	413,974
Land held for development	9,337	183	9,520	9,337	177	9,514

Total investments in real estate	3,684,313	210,068	3,894,381	3,708,048	208,726	3,916,774
Accumulated depreciation	(623,309)	(59,849)	(683,158)	(516,832)	(52,703)	(569,535)

Net investments in real estate	3,061,004	150,219	3,211,223	3,191,216	156,023	3,347,239

Investments in partnerships, at equity	32,694	(32,694)	—	36,164	(36,164)	—
Other assets:
Cash and cash equivalents	74,243	2,904	77,147	9,786	2,925	12,711
Rent and other receivables (2)	55,303	7,501	62,804	57,970	8,491	66,461
Intangible assets, net	38,978	464	39,442	68,296	645	68,941
Deferred costs and other assets, net	84,358	7,395	91,753	80,845	7,841	88,686

Total other assets	285,576	(14,430)	271,146	253,061	(16,262)	236,799

Total assets	$3,346,580	$135,789	$3,482,369	$3,444,277	$139,761	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (net of premium of $2,744 and $4,026 respectively)	$1,777,121	$181,776	$1,958,897	$1,760,296	$184,064	$1,944,360
Exchangeable notes (net of discount of $4,664 and $11,421 respectively)	132,236	—	132,236	230,079	—	230,079
2003 Credit Facility	486,000	—	486,000	400,000	—	400,000
Senior unsecured 2008 Term Loan	170,000	—	170,000	170,000	—	170,000
Tenants’ deposits and deferred rent	13,170	3,621	16,791	13,112	3,313	16,425
Distributions in excess of partnership investments	48,771	(48,771)	—	48,788	(48,788)	—
Accrued construction expenses	11,778	—	11,778	38,859	—	38,859
Fair value of derivative liabilities	14,610	—	14,610	29,169	—	29,169
Other liabilities	58,090	(1,010)	57,080	55,711	1,172	56,883

Total liabilities	2,711,776	135,616	2,847,392	2,746,014	139,761	2,885,775

Equity:
Total equity	634,804	173	634,977	698,263	—	698,263

Total liabilities and equity	$3,346,580	$135,789	$3,482,369	$3,444,277	$139,761	$3,584,038

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.2 million ($25.3 million wholly owned, $2.9 million partnership) as of December 31, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	December 31, 2009				December 31, 2008
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,331,917	$338,560	$7,107	$3,677,584	$3,136,946	$359,590	$6,264	$3,502,800
Construction in progress	148,561	13,810	54,426	216,797	305,773	35,383	72,818	413,974

Total investments in real estate	3,480,478	352,370	61,533	3,894,381	3,442,719	394,973	79,082	3,916,774
Accumulated depreciation	(604,083)	(77,804)	(1,271)	(683,158)	(491,047)	(77,564)	(924)	(569,535)

Net investments in real estate	2,876,395	274,566	60,262	3,211,223	2,951,672	317,409	78,158	3,347,239

Other assets:
Cash and cash equivalents	15,072	1,250	60,825	77,147	14,888	1,999	(4,176)	12,711
Rent and other receivables (2)	40,741	9,674	12,389	62,804	42,193	10,867	13,401	66,461
Intangible assets, net	31,988	—	7,454	39,442	61,335	—	7,606	68,941
Deferred costs and other assets, net	67,529	10,468	13,756	91,753	60,611	10,763	17,312	88,686

Total other assets	155,330	21,392	94,424	271,146	179,027	23,629	34,143	236,799

Total assets	$3,031,725	$295,958	$154,686	$3,482,369	$3,130,699	$341,038	$112,301	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (net of premium of $2,744 and $4,026 respectively)	$1,777,121	$181,776	$—	$1,958,897	$1,760,296	$184,064	$—	$1,944,360
Exchangeable notes (net of discount of $4,664 and $11,421 respectively)	—	—	132,236	132,236	—	—	230,079	230,079
2003 Credit Facility	—	—	486,000	486,000	—	—	400,000	400,000
Senior unsecured 2008 Term Loan	—	—	170,000	170,000	—	—	170,000	170,000
Tenants’ deposits and deferred rent	14,406	2,232	153	16,791	13,380	2,884	161	16,425
Accrued construction expenses	—	—	11,778	11,778	—	—	38,859	38,859
Fair value of derivative liabilities	—	—	14,610	14,610	—	—	29,169	29,169
Other liabilities	35,124	(2,094)	24,050	57,080	37,988	(1,502)	20,397	56,883

Total liabilities	1,826,651	181,914	838,827	2,847,392	1,811,664	185,446	888,665	2,885,775

Equity:
Total equity	1,205,074	114,044	(684,141)	634,977	1,334,741	147,886	(784,364)	698,263

Total liabilities and equity	$3,031,725	$295,958	$154,686	$3,482,369	$3,146,405	$333,332	$104,301	$3,584,038

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.2 million ($25.3 million wholly owned, $2.9 million partnership) as of December 31, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	December 31, 2009				December 31, 2008
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$69,217	$32	$16,871	$52,378	$68,069	$26	$13,748	$54,347
Capital City Mall	95,063	—	18,057	77,006	94,613	10	14,579	80,044
Chambersburg Mall	42,070	—	6,862	35,208	41,993	—	5,606	36,387
Cherry Hill Mall	418,058	27,083	54,781	390,360	314,309	89,785	36,058	368,036
Crossroads Mall	34,926	68	7,623	27,371	34,305	—	6,257	28,048
Cumberland Mall	62,540	—	7,159	55,381	59,188	7,032	5,355	60,865
Dartmouth Mall	62,283	—	24,494	37,789	61,660	—	21,840	39,820
Exton Square Mall	147,098	—	23,161	123,937	146,706	—	19,614	127,092
Francis Scott Key Mall	79,883	147	14,076	65,954	75,646	2,780	10,747	67,679
Gadsden Mall	60,471	—	7,607	52,864	57,094	3,007	5,510	54,591
The Gallery at Market East	130,679	38,816	14,838	154,657	80,271	58,013	11,345	126,939
Jacksonville Mall	78,346	—	13,470	64,876	75,772	836	10,633	65,975
Logan Valley Mall	95,877	—	19,674	76,203	95,623	—	16,193	79,430
Lycoming Mall	77,163	—	13,070	64,093	76,720	1	10,240	66,481
Magnolia Mall	86,756	1,295	22,028	66,023	86,264	—	18,918	67,346
Moorestown Mall	92,172	50	22,549	69,673	87,594	2,855	17,439	73,010
New River Valley Mall	57,748	—	12,094	45,654	57,406	6	8,775	48,637
Nittany Mall	43,417	—	7,853	35,564	42,774	—	6,431	36,343
North Hanover Mall	38,484	17,096	6,934	48,646	38,749	16,216	5,501	49,464
Orlando Fashion Square (2)	38,090	—	2,148	35,942	113,861	198	12,599	101,460
Palmer Park Mall	34,600	—	11,406	23,194	34,512	—	10,543	23,969
Patrick Henry Mall	141,004	—	27,130	113,874	139,272	—	21,652	117,620
Phillipsburg Mall	53,415	53	9,187	44,281	52,855	164	7,479	45,540
Plymouth Meeting Mall	144,036	17,032	20,149	140,919	89,682	63,080	14,519	138,243
The Mall at Prince Georges	100,168	—	29,645	70,523	99,912	175	26,054	74,033
South Mall	33,367	—	5,128	28,239	32,797	—	4,173	28,624
Uniontown Mall	38,782	—	8,170	30,612	38,003	—	6,685	31,318
Valley Mall	91,657	—	18,326	73,331	91,165	165	14,965	76,365
Valley View Mall	67,346	—	11,049	56,297	67,207	—	9,082	58,125
Viewmont Mall	89,113	—	14,333	74,780	87,255	—	11,371	75,884
Voorhees Town Center	59,639	22,355	9,799	72,195	45,613	25,376	6,049	64,940
Washington Crown Center	40,366	—	11,562	28,804	40,241	—	9,769	30,472
Willow Grove Park	189,166	23,943	40,582	172,527	188,989	23,755	34,010	178,734
Wiregrass Commons Mall	51,858	4	7,268	44,594	41,384	9,020	5,543	44,861
Woodland Mall	185,382	34	22,983	162,433	180,606	2,061	17,234	165,433
Wyoming Valley Mall	106,075	—	18,219	87,856	104,266	185	14,310	90,141

Total Consolidated Malls	3,236,315	148,008	580,285	2,804,038	3,042,376	304,746	470,826	2,876,296

Unconsolidated Malls
Lehigh Valley Mall	40,377	517	15,414	25,480	39,810	242	13,720	26,332
Springfield Mall	55,225	36	8,384	46,877	54,760	785	6,501	49,044

Total Unconsolidated Malls	95,602	553	23,798	72,357	94,570	1,027	20,221	75,376

TOTAL MALLS	$3,331,917	$148,561	$604,083	$2,876,395	$3,136,946	$305,773	$491,047	$2,951,672

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	December 31, 2009				December 31, 2008
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,980	$—	$11,078	$29,902	$40,935	$—	$9,937	$30,998
Creekview Center	19,104	—	7,437	11,667	19,090	—	6,520	12,570
Crest Plaza	—	—	—	—	16,509	—	4,447	12,062
The Commons at Magnolia	11,477	506	3,974	8,009	10,119	1,837	3,437	8,519
Monroe Marketplace	45,427	7,473	1,782	51,118	32,658	22,351	315	54,694
New River Valley Center	26,744	—	2,197	24,547	26,746	—	1,175	25,571
Northeast Tower Center	—	—	—	—	33,630	—	6,666	26,964
Paxton Towne Centre	56,793	—	14,370	42,423	56,115	67	12,680	43,502
Pitney Road Plaza	6,411	1,348	33	7,726	—	8,970	—	8,970
Sunrise Plaza	25,831	4,188	2,153	27,866	18,391	11,122	829	28,684

Total Consolidated Strip and Power Centers	232,767	13,515	43,024	203,258	254,193	44,347	46,006	252,534

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	8	13,759	28,417	42,168	—	12,203	29,965
The Court at Oxford Valley	27,863	20	7,983	19,900	27,847	6	7,370	20,483
Red Rose Commons	12,728	—	3,580	9,148	12,562	—	3,147	9,415
Whitehall Mall	15,749	267	8,118	7,898	15,719	—	7,644	8,075
Springfield Park	7,285	—	1,340	5,945	7,101	—	1,194	5,907

Total Unconsolidated Strip and Power Centers	105,793	295	34,780	71,308	105,397	6	31,558	73,845

TOTAL STRIP AND POWER CENTERS	$338,560	$13,810	$77,804	$274,566	$359,590	$44,353	$77,564	$326,379

Development Properties
Springhills (3)	$—	$21,961	$—	$21,961	$—	$31,382	$—	$31,382
White Clay Point (4)	—	31,747	—	31,747	—	31,004	—	31,004

Total Development Properties	—	53,708	—	53,708	—	62,386	—	62,386
Unconsolidated Development Properties
Pavilion at Market East	6,924	718	1,271	6,371	6,087	1,462	924	6,625

Total Unconsolidated Development Properties	6,924	718	1,271	6,371	6,087	1,462	924	6,625

Other Properties
Land held for development - unconsolidated	183	—	—	183	177	—	—	177

Total Other Properties	183	—	—	183	177	—	—	177

TOTAL DEVELOPMENT AND OTHER	$7,107	$54,426	$1,271	$60,262	$6,264	$63,848	$924	$69,188

TOTAL INVESTMENT IN REAL ESTATE	$3,677,584	$216,797	$683,158	$3,211,223	$3,502,800	$413,974	$569,535	$3,347,239

CONSOLIDATED PROPERTIES	$3,469,082	$215,231	$623,309	$3,061,004	$3,296,569	$411,479	$516,832	$3,191,216

UNCONSOLIDATED PROPERTIES	208,502	1,566	59,849	150,219	206,231	2,495	52,703	156,023

TOTAL INVESTMENT IN REAL ESTATE	$3,677,584	$216,797	$683,158	$3,211,223	$3,502,800	$413,974	$569,535	$3,347,239

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $62,700 recorded in the 4th Quarter 2009.
(3)	Includes impairment of $11,484 recorded in the 4th Quarter 2009.
(2)	Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of December 31, 2009

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST (1)	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Cherry Hill Mall Cherry Hill, NJ	$218.0	$211.3	6.6%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opened a two-level, 138,000 sf Nordstrom in March 2009;

-Opened a 16,500 sf Maggiano’s Little Italy in March 2009;

-Opened a 9,200 sf Seasons 52 in April 2009;

-Opened an 8,000 sf The Capital Grille in June 2009;

-Opened a 5,500 sf California Pizza Kitchen in August 2009;

-Opened 75,000 sf of a total 111,000 sf of new in-line retail space;

-Net increase in total property GLA will be approximately 95,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2011.

The Gallery at Market East Philadelphia, PA	81.6	81.5	7.6%	2008	2011

-Opened 223,000 sf of office space on the 4th, 5th, and 6th floors of the vacant former Strawbridge’s store, occupied by the Commonwealth of Pennsylvania, in August 2009;

-Remaining 328,390 sf is to be used for future development;

-Incremental return based on estimated net operating income in projected stabilization year of 2011.

Plymouth Meeting Mall Plymouth Meeting, PA	97.7	90.5	8.0%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totaling 13,000 sf, in May 2008;

-Opened a 10,000 sf Redstone American Grill in June 2008;

-Opened a 35,000 sf Dave and Buster’s in July 2008:

-Opened a 4,000 sf Citibank outparcel in October 2008;

-Opened a 6,800 sf Benihana in December 2008;

-Opened a 65,000 sf Whole Foods Market and Cafe in January 2010;

-Opened 22,500 sf of a total of 38,000 sf of new retail space;

-Net increase in property GLA will be approximately 142,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

MIXED USE

Voorhees Town Center Voorhees, NJ	83.0	67.6	7.8%	2007	2011

-Phase I

    -Reduced mall GLA by 470,000 sf to 654,000 sf;

    -Opened a 50,000 sf office building in May 2008;

    -Opened a 10,000 sf The Learning Center in August 2008;

-Phase II

    -Opening a mixed use town center of approximately 140,000 sf, including:

        -Opened Rizzieri Masters Salon in April 2009;

        -Opened Rizzieri Aveda School for Beauty and Wellness in May 2009;

        -Opened Intoxx Fitness in March 2010;

        -Opening 16,000 sf of outparcel space;

    -Opened 81 residential units for leasing. A total of approximately 425 residential units to be constructed. The residential units are being constructed by our   development partners and their affiliates.

-Net reduction in property GLA will be approximately 244,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of December 31, 2009

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft)	PREIT’s PROJECTED SHARE OF COST (1)	PREIT’s INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
DEVELOPMENT PROPERTIES
MIXED USE

White Clay Point (2) Landenberg, PA	TBD	TBD	$43.5	TBD	TBD	TBD	N/A	N/A

-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases.

Springhills (3) Gainesville, FL	TBD	TBD	33.4	TBD	TBD	TBD	N/A	N/A

-540 acres of land were acquired in 2006. Site development is the subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER

Pavilion at Market East Philadelphia, PA	TBD	TBD	0.7	TBD	TBD	TBD	N/A	N/A

-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2)	Amount invested as of December 31, 2009 excludes an $11.8 million impairment charge that was recorded in the 4th Quarter of 2008.
(3)	Amount invested as of December 31, 2009 excludes an $11.5 million impairment charge that was recorded in the 4th Quarter of 2009.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended December 31, 2009			Twelve months ended December 31, 2009
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental
GLA and/or anchor replacement	$10,970	$866	$11,836	$104,765	$590	$105,355
New development projects (1)	(977)	4	(973)	7,495	99	7,594
Tenant allowances	3,699	51	3,750	10,990	322	11,312
Recurring capital expenditures:
CAM expenditures	6,155	112	6,267	13,054	148	13,202
Non-CAM expenditures	1,588	177	1,765	3,114	179	3,293

Total recurring capital expenditures	7,743	289	8,032	16,168	327	16,495

Total	$21,435	$1,210	$22,645	$139,418	$1,338	$140,756

(1)	Includes the sale of land parcels totaling $2.7 million.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2009

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,767,029	64.3%	$10,092	0.3%	$1,777,121	64.6%
Unconsolidated mortgage loans payable	58,669	2.2%	123,107	4.5%	181,776	6.7%
Exchangeable notes (3)	132,236	4.8%	—	0.0%	132,236	4.8%
2003 Credit Facility	—	0.0%	486,000	17.7%	486,000	17.7%
Senior unsecured 2008 term loan	170,000	6.2%	—	0.0%	170,000	6.2%

TOTAL OUTSTANDING DEBT	$2,127,934	77.5%	$619,199	22.5%	$2,747,133	100.0%

AVERAGE INTEREST RATE	5.69%		2.03%		4.90%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $2,744
(3)	Includes debt discount of $4,664

		Average Debt Balances
		Mortgage Debt (1) (2)	2003 Credit Facility	Senior Unsecured 2008 Term Loan	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	9/30/2009	$1,981,230	$485,000	$170,000	$202,400	$(7,654)	$2,830,976
Mortgage amortization, net		(5,916)	—	—	—	—	(5,916)
Pitney Road Plaza repayment, net		(1,417)	—	—	—	—	(1,417)
Northeast Tower Center mortgage loan repayment		(20,000)	—	—	—	—	(20,000)
Lycoming Mall mortgage loan draw		5,000	—	—	—	—	5,000
Credit Facility borrowing, net		—	1,000	—	—	—	1,000
Exchangeable notes discount amortization		—	—	—	—	1,077	1,077
Repurchase of exchangeable notes		—	—	—	(65,500)	—	(65,500)

Ending Balance	12/31/2009	$1,958,897	$486,000	$170,000	$136,900	$(4,664)	$2,747,133

Weighted Average Balance		$1,969,158	$485,696	$170,000	$168,422	$(6,329)	$2,786,946

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	2003 Credit Facility	Senior Unsecured 2008 Term Loan	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2010	$21,738	$1,175	$175,727	$486,000	$170,000	$—	$(1,855)	$852,785
2011	21,942	1,153	155,745	—	—	—	(1,960)	176,880
2012	19,140	416	378,679	—	—	136,900	(849)	534,286
2013	13,608	—	402,723	—	—	—	—	416,331
2014	11,963	—	96,900	—	—	—	—	108,863
2015	11,026	—	270,676	—	—	—	—	281,702
2016	1,370	—	219,480					220,850
Thereafter	1,288	—	154,148	—	—	—	—	155,436

	$102,075	$2,744	$1,854,078	$486,000	$170,000	$136,900	$(4,664)	$2,747,133

(1)

The weighted average period to mortgage maturity is 4.07 years excluding extension options. Excludes debt premium. Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2010	176,396	2.69%	176,396	2.42%
2011	158,172	6.36%	158,172	6.36%
2012	397,284	6.05%	397,284	5.68%
2013	412,298	5.42%	412,298	5.42%
2014	102,276	7.29%	102,276	7.29%
2015	307,741	5.80%	307,741	5.80%
Thereafter	401,986	5.55%	401,986	5.55%

Total	$1,956,153	5.56%	$1,956,153	5.49%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2009

(in thousands)

	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Debt	Debt Premium/(Discount)	Total
Fixed Rate Debt
Springfield Park (2)	$1,412	$—	$1,412	7.79%	7.79%	$1,412	$1,412	Jan 2010
Creekview Center (3) (4)	19,568	—	19,568	5.56%	5.56%	1,088	19,448	June 2010
Valley View Mall	34,174	—	34,174	6.15%	6.15%	2,773	33,625	Oct 2010
Christiana Center (3) (5)	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Paxton Towne Centre (3) (5)	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	17,463	—	17,463	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	29,752	—	29,752	7.25%	7.25%	2,681	28,785	Oct 2011
Capital City Mall	49,633	1,779	51,412	7.61%	5.50%	4,603	47,898	Feb 2012
New River Valley Center (3) (5)	16,056	—	16,056	5.75%	5.75%	1,237	15,334	Mar 2012
Beaver Valley Mall	44,011	—	44,011	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (3)	4,027	—	4,027	6.15%	6.15%	248	3,708	Aug 2012
Cherry Hill Mall	187,569	—	187,569	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	40,988	965	41,953	6.50%	5.40%	3,413	38,782	Nov 2012
Dartmouth Mall	62,587	—	62,587	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	57,446	—	57,446	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (3) (5)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (3) (5)	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (3) (5)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (3)	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (3)	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	69,429	—	69,429	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	32,847	—	32,847	6.84%	6.84%	2,788	30,168	Jul 2014
Magnolia Mall	61,811	—	61,811	5.33%	5.33%	4,413	54,212	July 2015
Patrick Henry Mall	95,075	—	95,075	6.34%	6.34%	7,743	83,210	Oct 2015
Willow Grove Park	150,855	—	150,855	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	87,975	—	87,975	5.49%	5.49%	5,014	78,835	Mar 2016
Woodland Mall	155,227	—	155,227	5.58%	5.58%	8,397	140,484	Apr 2016
Cumberland Mall Loan #2	2,769	—	2,769	5.00%	5.00%	390	—	Feb 2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	6,015	—	6,015	7.00%	7.00%	574	4,148	Nov 2018

Total Fixed Rate Debt	1,822,954	2,744	1,825,698	5.85%	5.77%	125,645	1,720,089

Variable Rate Debt
Pitney Road Plaza (6)	4,476	—	4,476	5.00%	5.00%	224	4,476	May 2010
Lehigh Valley Mall (7)	75,000	—	75,000	0.88%	0.88%	660	75,000	Aug 2010
One Cherry Hill Plaza (8)	5,616	—	5,616	1.54%	1.54%	86	5,616	Aug 2010
Springfield Mall (9)	36,150	—	36,150	1.33%	1.33%	481	36,150	Dec 2010
Red Rose Commons	11,957	—	11,957	6.00%	6.00%	718	11,957	Nov 2011

Total Variable Rate Debt	133,199	—	133,199	1.63%	1.63%	2,169	133,199

Total Debt	$1,956,153	$2,744	$1,958,897	5.56%	5.49%	$127,814	$1,853,288

CONSOLIDATED MORTGAGE LOANS	$1,774,377	$2,744	$1,777,121	5.79%	5.70%	$118,721	$1,676,125
UNCONSOLIDATED MORTGAGE LOANS	181,776	—	181,776	3.74%	3.74%	9,093	177,163
EXCHANGEABLE NOTES	136,900	(4,664)	132,236	4.00%	4.00%	5,476	136,900
2003 CREDIT FACILITY	486,000	—	486,000	2.24%	2.24%	10,886	486,000
SENIOR UNSECURED 2008 TERM LOAN (10)	170,000	—	170,000	5.29%	5.29%	8,987	170,000

Total	$2,749,053	$(1,920)	$2,747,133	4.90%	4.85%	$153,163	$2,646,188

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage loan was repaid in January 2010.
(3)	The mortgage loan has been swapped to a fixed interest rate presented.
(4)	The mortgage loan has three one-year extension options.
(5)	The mortgage loan has two one-year extension options.
(6)	The loan has one six-month extension during the construction period. We have the option to convert the loan to a two year loan at the end of the construction period.
(7)	The mortgage loan has three one-year extension options. The third option was exercised in July 2009 for the period August 2009 to August 2010.
(8)	The mortgage loan has two one-year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010.
(9)	The mortgage loan has three one-year extension options. The third option was exercised in November 2009 for the period December 2009 to December 2010.
(10)	The interest rate for the senior unsecured Term Loan was swapped to a fixed rate of 5.29%.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

December 31, 2009
Consolidated Liabilities to Gross Asset Value	70.80%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 75%

EBITDA to Interest Expense	1.99
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.71
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	9.92%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.

Facility Debt Yield	9.61%
The ratio of NOI for Collateral Properties to Facility Amount

Collateral Properties
Chambersburg Mall	Nittany Mall	South Mall
Crossroads Mall	North Hanover Mall	Sunrise Plaza
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	P&S Office Building	Voorhees Town Center
The Gallery at Market East II	Palmer Park Mall	Washington Crown Center
The Commons at Magnolia	Phillipsburg Mall	Westgate Anchor Pad
Monroe Marketplace	Plymouth Meeting Mall	Wiregrass Commons Mall
New River Valley Mall	The Plaza at Magnolia

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010 (the “2010 Credit Facility”) contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. Although the covenants contained in the 2010 Credit Facility were not yet in effect as of and for the year ended December 31, 2009, the information shown on this page presents the Company’s determinations of these ratios based on its financial condition as of, and its results of operations for the year ended, December 31, 2009, as if the ratios contained in the 2010 Credit Facility had been in effect on that date. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated March 11, 2010. The Company will file the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group, Inc.	4,068,287
BlackRock Advisors (UK) Limited	1,721,656
State Street Global Advisors (US)	1,607,727
BlackRock Institutional Trust Company, N.A.	1,429,393
Goldman Sachs Asset Management (US)	1,194,477
Pacific Heights Asset Management, LLC	900,000
MFC Global Investment Management	692,444
Veritable, L.P.	551,792
J.P. Morgan Investment Management Inc. (New York)	500,155
Northern Trust Investments, N.A.	491,917

TOTAL of Ten Largest Institutional:	13,157,848
TOTAL of all Institutional Holders:	24,266,770
Ten Largest as % of Total Institutional:	54.2%

(1)	Based on 13F and 13G filings as of December 31, 2009 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2008
Institutional (1)	24,266,770	51.7%	24,738,712
Retail (2)	18,359,983	39.1%	12,783,541
Insiders (3)	4,317,448	9.2%	4,147,196

TOTAL	46,944,201	100.0%	41,669,449

(1)	Based on 13F and 13G filings as of December 31, 2009 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 15, 2009 (Shares and OP Units only). Excludes 143,250 exercisable options. See proxy statement dated April 20, 2009 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”) (for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, interest and other income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.